LOAN PURCHASE AGREEMENT

        This Loan Purchase Agreement ("Agreement' is by and between MARCON CAPITAL CORPORATION, a Connecticut corporation and Small Business Investment Company licensed under the Small Business Investment Act of 1958, as amended ("Marcon") and VERMONT PURE HOLDINGS, LTD., a Delaware corporation with an address of 70 West Red Oak Lane, White Plains, New York 106043602 (-VP').

                                   BACKGROUND

        1. Marcon has extended financing to Amsource, UC (the "Borrower). in the principal amount of Seven Hundred Thousand Dollars ($700,000.00) (the "Loan"). 'Me Loan has taken the form of the purchase by Marcon of a convertible debenture issued by the Borrower in the original principal amount of Six Hundred Fifty Thousand Dollars ($650,000-00) (the 'Debenture), pursuant to a Debenture
Purchase Agreement dated as of December 29, 1998 by and among the Borrower, Marcon, Pristine Mountain Springs of Vermont Inc. and certain individual guarantors identified therein (the "Debenture Purchase Agreement"), an Option Purchase Agreement by and between Marcon and the Borrower dated as of March 31, 1999 (the "Option Purchase Agreement), and a promissory note issued in connection therewith dated as of March 31, 1999 (the "Option Note) dated as of @h 31, 1999. The proceeds of the Loan were to be used by the Borrower for ,working capital and retirement of certain liabilities. Repayment of the Loan is secured by various types of collateral.

        2. VP has agreed to purchase the Loan from Marcon pursuant to this Agreement. Unless otherwise defined herein, all capitalized terms shall have the meanings provided them in the Debenture Purchase Agreement For purposes of this Agreemen4 the term Loan Documents shall specifically include all agreements, documents, certificates and instruments executed and delivered in connection with the Option Purchase Agreement and the Option Note.

                                                 NOW, THEREFORE,

        In consideration of the premises and the mutual covenants and agreements herein set forth, and in reliance on the representations and warranties contained herein, the parties hereby agree as follows:

        SECTION 1. PURCHASE OF THE-INTEREST. At the Closing, as that term is defined in Section 3 below, Marcon agrees to sell, transfer and convey all of its right, title and interest in and to the Loan, free and clear from all liens, claims and encumbrances whatsoever, to VP by execution and delivery of the Assignment in the form annexed hereto as Schedule "A" (the "Assignment'). Marcon agrees to execute and deliver such further documents and to take such other actions as are necessary to confirm the sale of the Loan to VP.

        SECTION 2. PURCHASE PRICE AND PAYMENT. At closing, VP shall execute and deliver a convertible debenture in the principal amount of Nine Hundred Seventy Five Thousand Dollars ($975,000.00) (the "VP Debenture'@ to Marcon as payment in full for the Loan. Payment and performance of the VP Debenture shall be secured by a first priority security interest in the Loan, as set forth in Section 4 below.

SECTION 3. !CLOSING. The closing of the transaction shall take place effective as of September ' )O, 1999 at the offices of Gravel and Shea, 76 St. Paul Street, 7th Floor, Corporate Plaza, Burlington, Vermont 05401, or at such other time and place as may be mutually agreed upon by the parties. At the closing, Marcon and VP shall execute and deliver all documents, agreements, instruments and certificates as may be necessary to consummate the transaction as described herein, including the Assignment and the VP Debenture.

        SECTION 4. SECURITY INTEREST. VP hereby grants to Marcon a first priority security interest and lien in the Loan and the Loan Documents to secure the payment and performance by VP of its obligations under the VP Debenture, and this Agreement pursuant to and in accordance with the provisions of the Uniform Commercial Code. VP agrees to execute and deliver such UCC-1 financing statements, and other documents and instrument as are necessary to perfect and confirm such security interest and lien. Marcon shall be entitled to all rights and remedies of a secured party under the Uniform Commercial Code. VP will not create, incur, assume, or suffer to exis4 or permit any subsidiary to create, incur, assume or suffer to exist, any lien, mortgage, pledge, encumbrance, security interest, attachment or change of any kind upon the Loan without the prior written consent of Marcon.

         SECTION 5. REPRESENTATIONS AND WARRANTIES,

                (a) Marcon hereby represents and warrants that it

                has good and marketable title to the Loan, free and clear from any lien, claim or encumbrance whatsoever.

               (b) Marcon hereby represents and warrants that the

                agreements, documents, certificates, and

                instruments 'set forth in Schedule 'B' attached constitute all material agreements, documents, certificates, and instruments with respect to the Loan, the Debenture Purchase Agreement, and the Loan Documents, and that Marcon has not entered into any agreement to modify the terms and conditions of the Debenture, the Debenture Purchase Agreement or any Loan Document except as set forth on Schedule "B" attached.

                (C) Marcon hereby represents and wan-ants that it

                has provided an acceleration notice with

                respect to the Loan, as set forth in its letter dated July 28, 1999, and that neither the Borrower nor any Guarantor, nor any of their representatives has made any written assertion that Marcon has breached any of its obligations under the Debenture, the Purchase Agreement, or any Loan Document. Marcon further represents and warrant that on September 10, 1999, the Borrower reaffirmed its intention to retire the Loan in full and has represented to Marcon that it is actively seeking financing sufficient to do so, and that the Borro,6ver has made no payments to Marcon since the date of the acceleration notice.

                (d) Marcon hereby represents and warrants that an

                Event of Default has occurred and is continuing under the Debenture Purchase Agreement.

               (e) Marcon hereby represents and wan-ants that, as

                of September 30, 1999, its claims against

                the Borrower are as set forth on Schedule 'C" attached, and include the following:

                      (I) principal and interest under the

                         Debenture, including default interest, which as of September 30, 1999 total S724,110.04.

                  (I I) principal and interest under the Optio

                       Note, which as of September 30 1999 total $53,519.43.

              (iii) any residual value of the option rights retaine

                by Marcon under the Option Purchase Agreement.

                   (iv) any late fees, prepayment premiums, or

                forbearance fees due from the Borrower under the

                Debenture or the Debenture Purchase Agreement which as of September 30, 1999 total $80,900.1 1.

               (v) any consulting and monitoring- fees to be paid

                by the Borrower to Marcon, pursuant to the

                Debenture  Purchase   Agreement  or  the  Monitoring   Agreement
                executed and delivered in connection therewith which, as of September 30, 1999 total $9,500.00.

                (vi) any reimbursements of Marcon's out-of-pocket

               expenses, including but not limited to legal fees and

               expenses, due from the Borrower under the Debenture Purchase Agreement which as of September 30, 1999 total $36,949.75.

(f) VP hereby represents and warrants in favor of Marcon as

        follows:

                 (I) VP has the corporate power and authority to

               execute, deliver and perform this Agreement, to issue

               the VP Debenture, and to and to issue, sell and deliver shares of its Common Stock issuable upon conversion of the VP Debenture (the 'Conversion Shares).

               (ii) 'ne Conversion Shares have been duly reserved

               for issuance upon conversion of the VP Debenture,

               and, when so issued, will be duly authorized, validly issued, full paid and nonassessable shares of Common Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through VP.

(g) Except as set forth above in this Section 5, and in

        Section 19 below, neither Marcon nor VP has made to

        the other any warranty or representation, expressed or implied, with respect to the loan transaction, the Loan, the Debenture, the Debenture Purchase Agreement, the adequacy of security, the existing, or future solvency or financial worth of the Borrower, the ability of the Borrower to repay the Loan, the Debenture, or any other document or instrument received by it in connection with the Loan. It is acknowledged by the parties hereto that the Loan carries a high degree of risk, and that it is possible that the Borrower may default on its obligations under the Loan, which may result in a bankruptcy case and/or foreclosure action and/or a deterioration of the collateral for the Loan. It may not be possible to collect the full principal loan balance and/or accrued interest, and/or other amounts due with respect to the Loan. All information, data- projections and other materials heretofore supplied to or by VP has been extrapolated from material supplied by the Borrower or due diligence. VP acknowledges and agrees that Marcon has not and makes no representation or warranty as to the nature and quality of such information. VP acknowledges and agrees that it has had an opportunity to make and have made such investigations as it has deemed necessary under the circumstances.

SECTION 6.        COVENANTS.

                                                       3 -

             (a) VP covenants and agrees to utilize all commercially

        reasonable efforts to maintain the listing of the shares

        of its common stock into which the VP Debenture is convertible (the "Common Stock") on the American Stock Exchange, the New York Stock Exchange, the National Association of Securities Dealers Automatic Quotation System, or another nationally recognized stock exchange reasonably satisfactory to Marcon.

(b) VP shall at all times reserve and keep available out of

        its authorized but unissued shares of Common Stock,

        for the purpose of effecting the conversion of the VP Debenture, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the VP Debenture. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the VP Debenture, VP will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

SECTION 7. REGISTRATION AND SALE RIGHTS.

              (A) OPPORTUNITY REGISTER AND SELL. If at any time VP

        determines to register any shares of its Common Stock

        by filing a registration statement in compliance with the Securities Act, Marcon will be given 60 days prior notice thereof and will be afforded the opportunity to include in the same registration and to sell as part of any related offering of such shares, a percentage of the shares issuable upon conversion of the Debenture equal to the highest percentage of shares owned by any then current shareholder (or holder of rights to acquire or convert into shams) which such shareholder had the right to include in such registration and sale, subject to usual and customary cutbacks and limitations which may be imposed by VP and its underwaters; provided, however, that in any case Marcon shall be permitted to register and sell at least the same percentage of shares (including in such calculation all rights to acquire shares or to convert into shares) that are actually registered and sold by any other shareholder. Such right shall apply to each registration and sale of shares effected by VP for as long as the Debenture is outstanding (other than those effected pursuant to a Registration Statement filed on Form S-4, or on Form S-8).

           (B) INDEMNIFICATION. No shares to be issued on conversion o

        Debentures shall be included in any registration unless Marcon furnishes to VP and the underwriter or selling agent all reasonable information requested by them and agree to indemnify VP and the underwriter or selling agent against liability arising out of information furnished by Marcon for inclusion in the registration statement (at which time Marcon will receive a similar cross indemnification from VP and the underwriter).

            (C) NO REQUIREMENT TO FILE OR PROSECUTE REGISTRATION. VP

        shall not be required at any time to file a registration statement or to prosecute a filing to effectiveness, may determine not to file even though notice has been given pursuant to Section 6(a) or may withdraw a registration after it has been filed.

(D) RULE 144 INFORMATION. VP will make timely all filings

         required under the Securities Exchange Act of 1934 so as to enable the holders of shares into which the Debentures may be or may have been converted to sell such shares under Securities and Exchange

                Commission Rule 144 to the extent that the benefits of that rule are otherwise available to them.

               (E) UNDERWRITER'S COMMISSIONS. If shares into whic

                the Debenture is convertible are included in any underwriting hereunder, Marcon shall pay its pro rata share of the underwriter's commissions or discounts, but shall not be responsible for legal fees, printing costs and other fees and expenses except to the extent the same demonstrably increase by reason of inclusion of such shares in the underwriting.

                (F) TERMINATION OF REGISTRATION AND SALE RIGHTS.

                    The  registration  and  sale  rights  provided  for in  this
                    Section 7 shall expire and terminate on September 30, 2009.

                    SECTION 8. EVENTS OF DEFAULT Each of the

                    Following events shall constitute an 'Event of Default, hereunder

                  (a) VP shall default in making any payment of

                principal or interest when the same shall become due

                under the VP Debenture or any of the Loan Documents, and which default shall continue for ten (10) days after the due date therefor.

(b) VP shall fail to comply with any term, covenant

                or agreement of this Agreement, which default

          shall continue for ten (10) days from the date of notice from Marcon.

               (C) Any Event of Default or other default under, or

                a failure to comply with any term or provision of the VP Debenture.

               (d) Commencement of proceedings under any bankruptc

                or insolvency law by or against VP or an inability of VP to pay its obligations when due.

                  (e) Commencement of any levy or sale upon or

                execution or other proceedings of any nature against VP, including a foreclosure of a subordinate lien on the assets of the Loan whereby VP shall or may be deprived of title or right of possession to either property or any part thereof.

         (f)      The dissolution or termination of existence of VP.
        SECTION 9. REMEDIES UPON DEFAULT. If an Event of Default shall occur, Marcon may declare the entire indebtedness evidenced by the VP Debenture and to be immediately due and payable, without presentment, protest, demand or notice of any kind, all of which, are hereby expressly waived by VP and may pursue any and all remedies provided for hereunder and in the VP Debenture or at law or in equity, including, without limitation, the following:

               (a) Exercise all rights of a secured party under th

                Uniform Commercial Code, or otherwise, with respect to the Loan;
               (b) If in the event of the sale or other dispositio

                of the Loan, the proceeds thereof are insufficient to pay all amounts to which Marcon is legally entitled, VP shall be liable for the deficiency and the reasonable fees of any attorneys employed by Marcon to collect such deficiency. VP agrees that if any notification of intended disposition of any of the Loan is required by law, such notification shall be deemed reasonably and properly given if deposited in the mails first class postage prepaid, addressed as provided in this Agreement at least ten
                (10) days before such intended disposition;

                (C) Set off and apply against any indebtedness or

                liability of VP to Marcon any indebtedness owing- from VP to Marcon at any time and from time to time either before or after maturity and without demand upon or notice to anyone; and

No remedy conferred upon or reserved to Marcon herein is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and- shall be in addition to any other remedy given hereunder or in the VP Debenture or now or hereafter existing at law or in equity or by statute and the exercise of any remedy or remedies shall not be an election of the remedies. The remedies and rights of Marcon may be exercised concurrently, alone or in any combination. The foregoing recitation of the rights and remedies available to Marcon is not intended to constitute an express or implied guarantee or warranty as to the repayment of any amounts due from the Borrower, or any guarantors of the Borrower's obligations under the Debenture, the Debenture Purchase Agreement, or the Loan Documents.

        Section  10.  Cooperation.   VP  agrees  to  cooperate  with  Marcon  in
effectuating the purposes hereof notwithstanding any unanticipated inability of VP to pay the VP Debenture or otherwise perform the obligations of this Agreement or the VP Debenture. Marcon agrees to cooperate with VP in confirming VP's right, title and interest in the Loan, by taking such further actions and executing and delivering such further agreements, DOCUMENTS, CERTIFICATES AND INSTRUMENTS AS MAY BE REASONABLY NECESSARY TO DO SO. MARCON FURTHER AGREES to assist VP in providing supplemental information and otherwise in collecting amounts due under the Loan, provided that Marcon shall be entitled to reasonable compensation for its efforts in this regard, in an amount to be mutually a-
 .,reed upon, and to reimbursement of all of its costs and expenses which it incurs in doing so.

     SECTION I 1. NOTICES. Any notice or other communication to be given hereunder shall be in writing and shall be mailed or telescoped to such party at the address or number set forth below:

                If to VP: Vermont Pure Holdings, Ltd. 70 West Re

                                Oak Lane White Plains, New York-
                       10604-3602 Attn: President

              with a copy to:Michael J. Marks, Esq. Tarrant, Marks

                                & Gillies 44 E State Street
                                P.O. Box 1440

     Montpelier, VT 05601-1440 Telephone No.: (802) 223-1112 Telecopier No.:
                                (802) 223-6225

                                                       6 -

              If to Marcon: Marcon Capital Corporation 1470 Barnum

                                  Avenue Suite 301 Bridgepor4

        CT 06610 Telephone No.: (203) 337@ Telecopier No.: (203) 3374449

                       with a copy to: Peter S. Erly, Esq.

                                  Gravel & Shea

     76 St. Paul Street, 7th Floor Burlington, VT 05401 Telephone No.: (802)
                                  658-0220 Telecopier No.: (802) 658-1456

or to such. other person, address or number as the party entitled to such notice or communication shall have specified by notice to the other party given in accordance with the provisions of this Section. Any such notice or other communication shall be deemed given: (I) if mailed, when deposited in the mail, property addressed and with postage prepaid; or (ii) if sent by telecopy, when transmitted.

        SECTION 12. COST OF SUIT OR ENFORCEMENT, If any Participant resorts to suit or other legal proceedings to enforce any right or remedy hereunder, the non-prevailing party agrees to pay the prevailing party's costs of suit and enforcement, including reasonable attorneys' fees.

     SECTION 13. GOVERning Law. This Agreement shall be construed in accordance with and governed by laws of the State of Connecticut, excepting- its principles of the law of conflict of la%vs.

        SECTION 14- COUNTERPART. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        SECTION 15. SUCCESSOR AND ASSIGNS. This Agreement shall be binding. upon and inure to the benefit of the parties, their respective successors, le-al representatives, and assigns. VP may not encumber, pledge or sell or assign the Loan (in fee, as collateral or otherwise), except to an entity owned or controlled by it, without the prior written consent of Marcon.

         Section 16.    Arbitration

                 (a) Subject to the provisions of Section 16(b)

                below, the parties agree that any dispute under

                this Agreement shall be resolved by final and binding arbitration in Burlington, Vermont under the then-existing and applicable Rules of the American Arbitration Association (the "Rules'). Notwithstanding any contrary provisions of the Rules, the parties reserve,,the right to designate an arbitrator by written agreement prior to the inception of any such proceeding-. Without intending to limit the power or authority of the arbitrator(s) in any such proceeding, the parties hereby consent and agree that such arbitrator(s) shall be vested with the full power and authority to order such equitable relief as die arbitrator(s) may deem proper- The parties consent to the jurisdiction of any court of competent jurisdiction for all purposes with respect to such arbitration, including enforcement of this Agreement to arbitrate and the entry of a judgment on any arbitration award, and further consent that any process, notice or motion may be served either personally or by certified mail, return receipt requested, provided a reasonable time for appearance is allowed. The prevailing

                                                       7 -

7

                party in any such arbitration proceeding shall be entitled to an award of reasonable attorneys' fees, as determined by the arbitrator(s). The fees and expenses of the arbitrator(s) shall be done equally by the parties. The parties shall use all reasonable efforts to ensure that the arbitration is completed as promptly as reasonably possible, and IN ANY EVENT within not more than ninety (90) days after either party's request for arbitration hereunder.

               (b) Notwithstanding the provisions of Section 16(a)

                above, either of the parties may, at its

                option, bring an action in any court of competent jurisdiction ' with respect to exigent facts and circumstances which may warrant immediate injunctive or other equitable relief. Upon the completion of the adjudication of any request for immediate injunctive or other equitable relief any @er proceedings in respect thereof shall be referred for arbitration in ACCORDANCE WITH Section 16(a) above.

        SECTION 17. GENDER, Whenever the context so requires, the singular and plural shall be interpreted TO INCLUDE THE OTHER, AND THE neutral and male genders shall be interpreted to reflect the applicable genders.

     SECTION 18. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding BETWEEN THE PARTIES AND SUPERSEDES ALL prior agreements and understandings relating to the subject matter hereof.

     SECTION 19. AUTHORIZATION. Each of the parties warrants and represents that it is duly authorized to execute this Agreement and comply with its obligations hereunder.

         ACKNOWLEDGMENT OE ARBITRATION. THIS AGREEMENT CONTAINS AN AGREEMENT TO

         ARBITRATE. AFTER SIGNING THIS DOCUMENT, I UNDERSTAND THAT I WILL NOT BE ABLE TO BRING A LAWSUIT CONCERNING ANY DISPUTE THAT MAY ARISE WHICH IS COVERED BY THE ARBITRATION AGREEMENT, UNLESS IT INVOLVES A QUESTION OF CONSTITUTIONAL OR CIVIL RIGHTS. INSTEAD, I AGREE TO SUBMIT ANY SUCH DISPUTE TO AN IMPARTIAL ARBITRATOR.

        IN WITNESS WHEREOF, each of the parties have executed this Agreement by their duly authorized agents, as of the 30th day of September, 1999.

IN PRESENCE OF:                                    VERMONT PURE HOLDINGS, LTD.

                                                       By:

Witness                                             Duly Authorized Agent

                                               Marcon CAPITAL CORPORATION

Witness                                            Todd M. Enright
                                       Vice President and Duly Authorized Agent

STATE OF VERMONT

                                                       Ss:

COUNTY OF CHITTENDEN )

         At Burlington, in said County and State, this ___ day of October 1999 personally appearing the Duty Authorized Agent of VERMONT PURE HOLDINGS, LTD, and he acknowledged this instrument, by him signed, to be his free act and deed and the free act and deed of VERMONT PURE HOLDINGS, LTD.

                                                   Before me,
                                                  Notary Public

                                                  Notary commission issued in

                                                  My commission expires:

STATE OF VERMONT

                                                       Ss:

COUNTY OF CHITTENDEN

      At Burlington, in said County and State, this ___ day of ___, 1999 personally appeared ____ and Duly Authorized Agent of MARCON CAPITAL CORPORATION, and he acknowledged this instrument, by him signed, to be his free act and deed and the free act and deed of MARCON CAPITAL CORPORATION.

                                                   Before me,.
                                                     Notary
           Notary commission issued in               County
                       My commission expires:

                                                       9 -

                                  SCHEDULE "A"

                               ASSIGNMENT OF LOAN

     KNOW ALL PERSONS BY THESE PRESENTS, that MARCON CAPITAL CORPORATION, a Connecticut corporation with a business address at 1401 Barnum Ave., Suite 3 0 1, Bridgeport Connecticut 066 10 (the Sellee inconsideration of Ten and More Dollars paid to its full satisfaction by (the 'Buyee), does hereby sell, grant, assign, convey and transfer to VERMONT PURER HOLDINGS, LTD. with an address of 70 West Red Oak Lane, White Plains, -New York- 10604-3602 all. of its right, tile and interest in and to a certain loan transaction with Amsource, LLC (the "Borrower") effected as of December 29, 1998 (the "Loan), together with its right, title and interest in and to all various documents, agreements, certificate rights, and instruments and executed or to be executed in connection with the Loan, all as more completely set forth Schedule "A-1" attached hereto (the "Loan Documents).

        TO HAVE AND TO HOLD the same unto the Buyer and its heirs, successors and assigns forever.

IN WITNESS WHEREOF, the Scller has executed this Assignment of Loan as of the '30th day of September, 1999.

                   IN PRESENCE OF: MARCON CAPITAL CORPORATION

                                       By:

                              Duly Authorized Agent

                STATE OF

                COUNTY OF                         Ss.

                  At Burlington in said County and State, this

                                     1st day of October, 1999, personally

                APPEARED Duly Authorized Agent of MARCON CAPITAL

                                     CORPORATION,

            to me known, and he acknowledged this instrument, by him

                signed, to be her free act and deed and die free

act and deed of MARCON CAPITAL CORPORATION.

                                                  Before me,

                                  Notary Public

                                                  Notary commission issued in
     My commission expires:

                                                  SCHEDULE "B"

                                       AMSOURCE LOAN DOCUMENTS

            1. Debenture Purchase Agreement by and among Marcon, the

        Borrower, Pristine Mountain Springs

               of Vermont, Inc. ("PMSV"), Lincoln Craighead, Ronald Colton and Barton Lord dated as of December 29, 1998.

2. Debenture made by the ]Borrower and payable to the order

        of Marcon in the original principal
        amount of $650,000 dated December 29, 1998.

3. Guaranty of PMSV dated as of December 29, 1998.

4. Guaranty of Ronald Colton dated as of December 29, 1998.

5. Guaranty of Barton Lord dated December 29, 1998.

6. Guaranty of Lincoln -Craighead dated December 29, 1998.

7. Security Agreement by and between the Borrower and Marco

               and all UCC- I financing statements FILED in any jurisdiction to secure the security interest created thereby,

8. Mortgage Deed made by PMSV in favor of Marcon dated as o

        December 29, 1998 with respect to certain real property located on Route 100 in Stockbridge, Vermont more completely described therein, together with any title insurance and certificates of title issued or obtained by Marcon in connection therewith.

9. Mortgage Deed made by the Borrower in favor of Marcon

        dated December 29, 1998 with respect to certain real property located on Maple Avenue in Claremont, New Hampshire and more completely described therein, together with any title insurance and certificates of title issued or obtained by Marcon in connection therewith.

            10. Member Subordination Agreement by and between Ronald

        Colton and Marcon dated as of December 29, 1998.

            11. Member Subordination Agreement by and between Lincoln

        Craighead and @con dated as of December 29, 1998.

          12. Member Subordination Agreement by and between Barton Lor and Marcon dated December 29,  1998.

13. Legal opinion of Salmon and Nostrand dated as of December 29, 1998.

          14. Legal opinion of Melvin B. Neisner, Jr. dated as of
December 31, 1998.

            15. Collateral Assignment of Spring Water Licensed Supply Agreement.


16. Legal opinion of Buckley and Zopf dated as of April 27, 1999.

              17. Life Insurance Assignments dated March 12, 1999.

18. Option Purchase Agreement dated March 31, 1999.

19. Promissory Note dated March 31, 1999.

            20. Forbearance and Standstill Agreement dated March 31,  1999.

            21. Pledge and Security Agreement by Ronald Colton, Baron

        Lord and Lincoln Craighead dated December 29, 1998.

                    22. Employment Agreement of Barton Lord.

                 23. Employment Agreement of Lincoln Craighead.

24. Monitoring Agreement dated December 29, 19998.

                          25. Debenture Draw Requests.

           26. Amended and Restated Water Supply Agreement dated March 31, 1999.

           27. Membership Interest Purchase Option dated December 29,1998.

28. Affidavit of Borrower dated December 29, 1998.

             29. Pristine Mountain Springs of Vermont, Inc- Security

        Agreement dated December 29, 1998 together with all UCC-1 Financing Statements.

SCHEDULE "C"

                             BORROWER: AMSOURCE, LLC

PAYOFF DATE:                 9/30/99

               PRINCIPAL BALANCE:                   $700,000.00

               ACCRUED INTEREST BALANCE:

                                Debenture (through 9130/99):      $74,110.04

                                Note (through 9120/99)             S3,519.43

               LATE PAYMENT FEES:                                 45-900 11

               PREPAYMENT PENALTY:                          32,500.00

               FORBEARANCE FEES:                               2,500.00

OTHER ADVANCES AND REIMBURSEMENTS:

                                  -Monitoring & Consulting            $9,500.00
                                    Audit Fee (incl. Travel)           $3,08.24

                                     FedEx charges & Wire Fees          $104.50

                                    Travel expenses       .$4,151.46   17,594.20

               LEGAL FEES:

                                    AMOUNT DUE                      $904,979433

PER DIEM:     $389.58

                                                         ASSIGNMENT OF LOAN

         KNOW ALL PERSONS By THESE PRESENTS, that MARCON CAPITAL

CORPORATION, a Connecticut corporation with a business address at 1401 Barnum Ave., Suite 301, Bridgeport, Connecticut 06610 (the "Seller), in consideration of Ten and More Dollars paid to its full satisfaction by (the "Buyer), does hereby sell, grant assign, convey and transfer to VERMONT PURE HOLDINGS LTD with an address of 70 West Red Oak Lane, White Plains, New York 10604-3602 all of its right, tile and interest in and to a certain loan transaction with AMSOURCE, LLC (the "Borrower") effected as of December 29, 1998 (the 'Loan"), together with its right, title and interest in and to all various documents, agreements, certificate rights, and instruments and executed or to be executed in connection with the Loan, all as more completely set forth Schedule 'A-1" attached hereto (the "Loan Documents').

        TO HAVE AND TO HOLD the same unto the Buyer and its heirs, successors and assigns forever.

        IN WITNESS WHEREOF, the Seller has executed this Assignment of Loan as of the 30th day of September, 1999.

                   IN PRESENCE OF: MARCON CAPITAL CORPORATION

                          Witness Duly Authorized Agent

                                STATE OF VERMONT
                                  COUNTY OF SS.

         At       in said County and State, this l day of October, 1999,

personally appeared  Authorized Agent of MARCON CAPITAL

                                              -              0
CORPORATION, to me known, and he acknowledged this instrument, by him signed, to be her free act and deed and the free act and deed of MACON CAPITAL CORPORATION.

                                                  Before me,

                                  Notary Public

                        Notary commission issued in                County
                                                  My commission expires:

                                                 SCHEDULE "A-1"

                                             AMSOURCE LOAN DOCUMENTS

             1. Debenture Purchase Agreement by and among Marcon the

        Borrower, Pristine Mountain Springs of

               Vermont, Inc. ("PMSV"), Lincoln Craighead, Ronald Colton and Barton Lord dated as of December 29, 1998.

2. Debenture made by the Borrower and payable to the order

        of Marcon in the original principal .-amount of $650,000 dated December 29, 1998.

3. Guaranty of PMSV dated as of December 29, 1998,

4. Guaranty of Ronald Colton dated as of December 29, 1998.

               S. Guaranty of Barton Lord dated December 29, 1998.

6. Guaranty of Lincoln Craihead dated December 29, 1998.

7. Security Agreement by and between the Borrower and Marco

        and all UCC- I financing statements filed in any jurisdiction to secure the security interest created thereby.

8. Mortgage Deed made by PMSV in favor of Marcon dated as o

        December 29, 1998 with respect to certain real property located on Route 100 in Stockbridge, Vermont. more completely described therein, together with any title insurance and certificates of title issued or obtained by Marcon in connection therewith.

9. Mortgage Deed made by the Borrower in favor of Marcon

         dated December 29, 1998 with respect to certain real property located on Maple Avenue in Claremont, New Hampshire and more completely described therein, together with any title insurance and certificates of title issued or obtained by Marcon in connection therewith.

             10. Member Subordination Agreement b and between Ronald

        Colton and Marcon dated as of December 29, 1998.

            11. Member Subordination Agreement by and between Lincoln

        Craighead and Marcon dated as of December 29, 1998.

          12. Member Subordination Agreement by and between Barton Lor and Marcon dated December 29, 1998.

13. Legal opinion of Salmon and Nostrand dated as of December
        29, 1998.

             14. Legal opinion of Melvin B. Neisner, Jr. dated as of December 31, 1998.

            15. Collateral Assignment of Spring Water Licensed Supply
        Agreement.

16. Legal opinion of Buckley and Zopf dated as of April 27, 1999.

              17. Life Insurance Assignments dated March 12, 1999.

18. Option Purchase Agreement Dated March 31, 1999.

19. Promissory Note Dated March 31, 1999.

            20. Forbearance and Standstill Agreement Dated March 31,   1999.


          21. Collateral Assignment of Spring Water License and Supply

        Agreement Dated April 13, 1999.
        Employment Agreement of Barton Lord.

                 23. Employment Agreement of Lincoln Craighead.

24. Monitoring Agreement dated December 29, 19998.

                          25. Debenture Draw Requests.

           26. Amended and Restated Water Supply Agreement dated March 31, 1999.

27.     Membership Interest Purchase Option dated December 29, 1998.

28. Affidavit of Borrower dated December 29, 1998.

             29. Pristine Mountain Springs of Vermont, Inc. Security
        Agreement dated December 29, 1998 together with all UCC-1 Financing Statements.